POWER OF ATTORNEY
The undersigned hereby
constitutes and appoints
Jennifer H. Daukas,
James P. Blose, and
June A. Byrnes,
each of them, the
undersigned's true and
lawful attorney-in-fact to:
(1) Prepare, execute in
my name and on my behalf,
and submit to the U.S.
Securities and Exchange Commission
(the "SEC") a Form ID,
including any necessary amendments
thereto, and any other
documents necessary or appropriate
to obtain codes or update
codes and passwords enabling
me to make electronic filings
with the SEC of reports
required by Section 16(a)
of the Securities Exchange Act
of 1934 or any rule or
regulation of the SEC in
respect thereof;
(2) execute for and
on behalf of the
undersigned Forms 3, 4
and 5 in accordance with
Section 16(a) of the
Securities Exchange Act of
1934 and the rules thereunder;
(2)	do and perform any
and all acts for and on
behalf of the undersigned
which may be necessary
or desirable to complete
the execution of any s
uch Form 3, 4 or 5
and the timely filing
of such form with the
SEC and any other authority; and
(3) take any other action
of any type whatsoever in
connection with the foregoing
which, in the opinion of
such attorney-in-fact, may
be of benefit to, in
the best interest of,
or legally required by,
the undersigned.
The undersigned hereby
grants to such attorney-in-fact
full power and authority to
do and perform all and every
act and thing whatsoever requisite,
necessary and proper to be done
in the exercise of any
of the rights and powers
herein granted, as fully to
all intents and purposes as
the undersigned might or could
do if personally present, with
full power of substitution or
revocation, hereby ratifying and
confirming all that such
attorney-in-fact, or such
attorney-in-fact's substitute or
substitutes, shall lawfully do
or cause to be done by
virtue of this power of
attorney and the rights and
powers herein granted.
The undersigned acknowledges that
the foregoing attorney-in-fact,
in serving in such capacity
at the request of the undersigned,
is not assuming any of
the undersigned's responsibilities
to comply with Section 16
of the Securities Exchange Act
of 1934. This Power of Attorney
can only be revoked by
delivering a signed, original
"Revocation of Power of Attorney"
to the attorney-in-fact.
IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be
executed on this 26th day
of January, 2022.
/s/ Charles L. Wilkins